Federated U.S. Treasury Cash Reserves
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER UTIXX)
SERVICE SHARES (TICKER TISXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JUNE 30, 2015
1. Please delete the first paragraph on the cover page and replace with the following:
“A money market mutual fund seeking current income consistent with the stability of principal and liquidity by investing in a portfolio of U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax.”
2. Please delete the first sentence in the section entitled “What are the Fund's Main Investment Strategies?” and replace with the following:
“The Fund invests in a portfolio of U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax. The Fund may temporarily depart from its principal investment strategies for defensive purposes.”
3. Please delete the 80% names rule disclosure in the section entitled “What are the Fund's Main Investment Strategies?” and replace with the following:
“The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.
The Fund has not elected to be subject to the temporary liquidity fees and gates requirements as set forth in the 2014 amendments to Rule 2a-7 at this time.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury investments.”

4. Please delete the final paragraph of the section entitled “What are the Main Risks of Investing in the Fund?” and replace with the following:
“You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.”
December 29, 2015
Federated U.S. Treasury Cash Reserves
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452967 (12/15)
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